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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 8, 2005
                                                           ------------

                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       001-09186            23-2416878
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  (State or Other Jurisdiction           (Commission          (IRS Employer
        of Incorporation)                File Number)       Identification No.)

   250 Gibraltar Road, Horsham, PA                                    19044
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (215) 938-8000
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

Stock Split

The Registrant's Board of Directors declared a two-for-one split of its common stock in the form of a stock dividend to stockholders of record on June 21, 2005. The additional shares of common stock were distributed on July 8, 2005. All share and per share amounts presented in Exhibit 11 of this Current Report on Form 8-K have been restated to reflect this split.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c). Exhibits.

         The following Exhibit is filed as part of this Current Report on Form 8-K:


Exhibit
  No.                     Item
-------                   -----
 11*           Computation of Earnings Per Share.




* Filed electronically herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TOLL BROTHERS, INC.

Dated: July 18, 2005                         By: Joseph R. Sicree
                                                 -------------------------
                                                 Joseph R. Sicree
                                                 Vice President, Chief
                                                 Accounting Officer